Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (this “Agreement”) dated as of December 23, 2015, is among TOWERS WATSON DELAWARE INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Term Loan Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, the Administrative Agent and the Lenders have entered into that certain Term Loan Credit Agreement dated as of November 20, 2015 (as amended hereby and as from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Term Loan Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Term Loan Credit Agreement), pursuant to which the Lenders are providing a term loan facility to the Company;

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the obligations of the Company under the Term Loan Credit Agreement and the other Loan Documents;

WHEREAS, the Company has requested that the Administrative Agent and the Lenders agree to an amendment to the Term Loan Credit Agreement as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                     Amendment.  In reliance upon the representations, warranties and covenants of the Company contained in this Agreement, and subject to the effectiveness and the terms and conditions of this Agreement, including, without limitation, those set forth in Section 2 hereof, as of the date on which this Agreement becomes effective (the “Agreement Effective Date”), each of the undersigned Lenders, hereby agrees to amend Section 2.04 of the Term Loan Credit Agreement by replacing the second parenthetical in such section with “(commencing on the second such date following the Funding Date)” in lieu thereof.

2.                                     Effectiveness; Conditions Precedent.  The effectiveness of this Agreement is subject to (a) the Administrative Agent’s receipt of counterparts of this Agreement duly executed by the Company, each Lender and the Administrative Agent and (b) no Event of Default or Default having occurred and being continuing.

3.                                     Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Company represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                             At the time of and immediately after giving effect to this Agreement, the representations and warranties of the Company set forth in Article V of the Term Loan

Credit Agreement shall be true and correct in all material respects on and as of the date hereof except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and (iii) for the purposes of this Agreement, the representations and warranties contained in Sections 5.05(a) and (b) of the Term Loan Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Term Loan Credit Agreement.

(b)                             This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.                                     Entire Agreement.  This Agreement, the Term Loan Credit Agreement (including giving effect to the amendment set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Term Loan Credit Agreement.

5.                                     Full Force and Effect of Term Loan Credit Agreement.  After giving effect to this Agreement, the Term Loan Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.

6.                                     Counterparts and Effectiveness.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.                                     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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8.                                     Severability.  Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9.                                     References.  All references to the “Credit Agreement” (or the defined term “Agreement” meaning the Term Loan Credit Agreement) in the Loan Documents shall mean the Term Loan Credit Agreement giving effect to the amendment contained in this Agreement.

10.                              Successors and Assigns.  This Agreement shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Company, the Lenders and the Administrative Agent.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

TOWERS WATSON DELAWARE INC.

By:	/s/ William M. Rigger
Name:	William M. Rigger
Title:	Treasurer

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lisa Reiter
Name:	Lisa Reiter
Title:	Managing Director

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helene Sprung
Name:	Helene Sprung
Title:	Managing Director

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

HSBC BANK USA, N.A., as a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ann Marie Kennedy
Name:	Ann Marie Kennedy
Title:	Senior Vice President

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

TD BANK, N.A., as a Lender

By:	/s/ Mark Hogan
Name:	Mark Hogan
Title:	Senior Vice President

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Allison Burgun
Name:	Allison Burgun
Title:	Vice President

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Frandson
Name:	Eric Frandson
Title:	Managing Director

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (2015)

Towers Watson Delaware Inc.

Signature Pages